Exhibit 10.17

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH APPLICABLE LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

No.                  REPLACEMENT WARRANT (Originally issued as No. 1)

CONKWEST, INC.

Stock Purchase Warrant

This is to certify that, for value received,                                                   (together with its registered successors and assigns, the “Holder”) is entitled upon the due exercise hereof to purchase (subject to adjustment as provided herein) Seventeen Thousand Six Hundred Forty Eight (17,648) shares of Class A Common Stock, par value $0.0001 (such shares, together with such other securities as may be issued upon the exercise hereof, being referred to herein as the “Warrant Shares”), of CONKWEST, INC., a Delaware corporation (hereinafter with its successors called the “Company”), for the price of $4.51 per share (the “Exercise Price”) and to exercise the other rights, powers and privileges provided for herein, all upon the terms and subject to the conditions specified herein.

1. Issuance. This Warrant is issued to the Holder by the Company.

2. Exercise Price; Number of Shares. Subject to the terms and conditions hereinafter set forth, the registered holder hereof is entitled upon surrender hereof with the subscription form annexed hereto duly executed, at the office of the Company, at 2533 South Coast Highway 101, Suite 210, Cardiff-by-the-Sea, California 92007, or such other office as the Company shall notify the Holder of in writing, to purchase from the Company the Warrant Shares. The Company shall at all times reserve for issuance and delivery upon exercise hereof such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrant.

3. Payment of Exercise Price. The Exercise Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Exercise Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, (iii) through delivery by the Holder to the Company of other securities issued by the Company, with such securities being credited against the Exercise Price in an amount equal to the fair market value thereof, as determined in good faith by the Board of Directors of the Company (the “Board”), or (iv) by any combination of the foregoing. The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of any securities the Holder may wish to deliver to the Company pursuant to clause (iii) above.

4. Net Issue Election. In lieu of exercise pursuant to Section 3, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value hereof or any portion hereof by the surrender hereof or such portion hereof to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

X equals        Y (A-B)

                         A

Where

X equals the number of shares to be issued to the Holder pursuant to this Section 4.

Y equals the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

A equals the fair market value of one share of the Common Stock, as determined in good faith by the Board, at the time the net issue election is made pursuant to this Section 4.

B equals the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Common Stock

5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date hereof, covering the number of shares in respect of which this Warrant shall not have been exercised.

6. Issuance Date. The person or persons in whose name or names any certificate representing shares of the Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

7. Expiration Date; Automatic Exercise. This Warrant shall expire at the sooner of (i) the close of business on March 14, 2018, (ii) the effective date of the consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the surviving corporation) or any sale, license or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company, provided that the Holder has been given at least 30 days prior written notice of such event, or (iii) the effective date of the initial public offering of the Company’s Common Stock, provided that the Holder has been given at least 30 days prior written notice of such event, and shall be void thereafter.

8. Amendment. The terms hereof may be amended, modified or waived only with the written consent of the Company and the Holder.

9. Warrant Register; Transfers. etc.

(a) The Company will maintain a register containing the names and addresses of the registered holders of any Warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at its address as shown on the warrant register.

(b) Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender hereof to the Company, together with the assignment hereof properly endorsed, for transfer hereof as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender hereof to the Company, together with the assignment hereof properly endorsed, by the

Holder for transfer with respect to a portion of the shares of capital stock of the Company purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

(c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company, provided, that so long as the Holder is the registered holder hereof, no indemnity shall be required other than its written agreement to indemnify the Company against any loss arising from the issuance of such new warrant.

THIS SECURITY AND ANY SECURITY ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR UNDER ANY APPLICABLE STATE LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT, AN EXEMPTION UNDER SUCH ACT OR PURSUANT TO RULE 144 AND REGISTRATION UNDER OR AN EXEMPTION FROM APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

10. Anti-Dilution Provisions. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise hereof shall be subject to adjustment from time to time upon the happening of certain events as follows:

(a) In case the Company shall (i) declare a dividend or make a distribution of its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify it outstanding shares of Common Stock into a greater number of shares or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately before giving effect to such action. Similar calculations shall be made successively whenever any event listed above shall occur.

(b) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (a) above, the number of shares purchasable upon exercise hereof shall simultaneously be adjusted by multiplying the number of shares initially issuable upon exercise hereof by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

(c) In the event that at any time, as a result of an adjustment made pursuant to Subsection (a) above, the Holder hereof thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise hereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsection (a) above.

(d) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise hereof, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

11. Officer’s Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions of Section 10, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer’s certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer’s certificate shall be made available at all reasonable times for inspection by any holder of a Warrant.

12. No Rights or Liability as a Stockholder. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company. No provisions hereof; in the absence of affirmative action by the Holder hereof to purchase securities hereunder, and no enumeration herein of the rights or privileges of the Holder hereof shall give rise to any liability of such Holder as a shareholder of the Company.

13. Governing Law. The provisions and terms hereof shall be governed by and construed in accordance with the laws of the State of Delaware.

14. Successors and Assigns. This Warrant shall be binding upon the Company’s successors and assigns and shall inure to the benefit of the Holder’s successors, legal representatives and permitted assigns.

15. Business Days. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday, Sunday or a public holiday under the laws of the Commonwealth of Pennsylvania, then such action may be taken or right may be exercised on the next succeeding business day.

16. Notices. All notices, requests, consents or other communications shall be in writing and shall be deemed to have been duly made when delivered, or mailed by certified mail, return receipt requested:

(a) If to a registered holder of the Warrant, to the address of such holder as shown on the books of the Company; or

(b) If to the Company, to 2533 South Coast Highway 101, Suite 210, Cardiff-by-the-Sea, California 92007 or such other address as delivered to the Holder.

Dated as of March 17, 2015 (originally issued March 14, 2008)	CONKWEST, INC

By:
Barry J. Simon, Chief Executive Officer

SUBSCRIPTION

To:	Date:

The undersigned hereby subscribes for          shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

ASSIGNMENT

For value received                              hereby sells, assigns and transfers unto                              (Please print or typewrite name and address of Assignee)

the within Warrant, and does hereby irrevocably constitute and appoint                              its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:

In the Presence of:

NET ISSUE ELECTION NOTICE

To:	Date:

The undersigned hereby elects under Section 4 to surrender the right to purchase             shares of Common Stock pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

Signature

Name for Registration

Mailing Address